UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2005

CONMED CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	0-16093 (Commission File Number)	16-0977505 (I.R.S. Employer Identification No.)

525 French Road
Utica, New York 13502
(Address of principal executive offices, including zip code)

(315) 797-8375
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On May 17, 2005, CONMED Corporation (the “Company”) entered into Amendment No. 3 to the Employment Agreement between the Company and Eugene R. Corasanti dated December 16, 1996 (the “Amendment”). The Amendment relates to new tax rules concerning deferred compensation provided Mr. Corasanti under the Employment Agreement. The Amendment prevents Mr. Corasanti from electing to receive deferred compensation on an accelerated basis for amounts awarded in 2005 or thereafter. A copy of the Amendment is filed as Exhibit 10.1 to this report.

On May 17, 2005, CONMED Corporation entered into an agreement with William W. Abraham to provide lifetime medical coverage. A copy of the agreement is filed as Exhibit 10.2 to this report.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are included herewith:

Exhibit No. 10.1 10.2	Description of Exhibit

Amendment No. 3 to the Employment Agreement between CONMED Corporation and
Eugene R. Corasanti dated December 16, 1996.

Agreement with William W. Abraham to provide lifetime medical coverage dated
May 17, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONMED CORPORATION (Registrant) By: /s/ Robert D. Shallish, Jr. Vice President-Finance and Chief Financial Officer

Date:  May 17, 2005

EXHIBIT INDEX

Exhibit Number 10.1 10.2
Exhibit Description

Amendment No. 3 to the Employment Agreement between CONMED Corporation and Eugene R. Corasanti dated December 16, 1996.

Agreement with William W. Abraham to provide lifetime medical coverage dated May 17, 2005.